Exhibit 21

SUBSIDIARIES

OF

CABLEVISION SYSTEMS CORPORATION

Name	State Of Organization
CSC Holdings, INC.* doing business as:	Delaware
Cablevision of Bayonne	New Jersey
Cablevision of New Jersey	New Jersey
Cablevision of East Hampton	New York
Cablevision of Dutchess County	New York
Cablevision of Westchester	New York

*              including all subsidiaries of CSC Holdings, Inc.

SUBSIDIARIES

OF

CSC HOLDINGS, INC.

1015 TIFFANY STREET CORPORATION	Delaware
1047 E 46TH STREET CORPORATION	Delaware
1070 JERICHO TURNPIKE CORP.	Delaware
11 PENN TV, LLC	Delaware
111 NEW SOUTH ROAD CORPORATION	Delaware
1111 STEWART CORPORATION	Delaware
1144 ROUTE 109 CORP.	Delaware
151 S. FULTON STREET CORPORATION	Delaware
2234 FULTON STREET CORPORATION	Delaware
389 ADAMS STREET CORPORATION	Delaware
A-R CABLE SERVICES - NY, INC.	New York
AMC FILM HOLDINGS LLC	Delaware
AMC PRODUCTIONS, INC.	New York
AMERICAN MOVIE CLASSICS COMPANY LLC	New York
AMERICAN MOVIE CLASSICS IV HOLDING CORPORATION	Delaware
ANIMANIA COMPANY LLC	Delaware
AVIATOR SPORTS AND RECREATION LLC	New York
CABLE NETWORKS LLC doing business as	Delaware
New York Cablevision Sales	California
NYCS	California
New York Cablevision Sales	Georgia
NYCS	Georgia
New York Cablevision Sales	Illinois
NYCS	Illinois
New York Cablevision Sales	Massachusetts
NYCS	Massachusetts
New York Cablevision Sales	Virginia
NYCS	Virginia
CABLEVISION AREA 9 CORPORATION	Delaware
CABLEVISION DIGITAL DEVELOPMENT, LLC	Delaware
CABLEVISION FAIRFIELD CORPORATION	Delaware

CABLEVISION LIGHTPATH - CT, INC.	Delaware
CABLEVISION LIGHTPATH - NJ, INC.	Delaware
CABLEVISION LIGHTPATH, INC.	Delaware
CABLEVISION NYI L.L.C.	Delaware
CABLEVISION OF BROOKHAVEN, INC.	Delaware
CABLEVISION OF CONNECTICUT, LIMITED PARTNERSHIP	Connecticut
CABLEVISION OF HUDSON COUNTY, INC.	Delaware
CABLEVISION OF LITCHFIELD, INC.	Delaware
CABLEVISION OF MONMOUTH, INC.	Delaware
CABLEVISION OF NEW JERSEY, INC.	Delaware
CABLEVISION OF NEWARK	New York
CABLEVISION OF OAKLAND, LLC	Delaware
CABLEVISION OF OSSINING LIMITED PARTNERSHIP	Massachusetts
CABLEVISION OF PATERSON, LLC doing business as	Delaware
Cablevision of Allamuchy	New Jersey
CABLEVISION OF ROCKLAND/RAMAPO, LLC	Delaware
CABLEVISION OF SOUTHERN WESTCHESTER, INC.	New York
CABLEVISION OF WAPPINGERS FALLS, INC.	Delaware
CABLEVISION OF WARWICK, LLC	Delaware
CABLEVISION PCS INVESTMENT, INC.	Delaware
CABLEVISION PCS MANAGEMENT, INC.	Delaware
CABLEVISION REAL ESTATE CORPORATION	New York
CABLEVISION SYSTEMS BROOKLINE CORPORATION	Delaware
CABLEVISION SYSTEMS CORPORATION	Delaware
CABLEVISION SYSTEMS DUTCHESS CORPORATION	New York
CABLEVISION SYSTEMS EAST HAMPTON CORPORATION	New York
CABLEVISION SYSTEMS GREAT NECK CORPORATION	New York
CABLEVISION SYSTEMS HUNTINGTON CORPORATION	New York
CABLEVISION SYSTEMS ISLIP CORPORATION	New York
CABLEVISION SYSTEMS LONG ISLAND CORPORATION	New York
CABLEVISION SYSTEMS NEW YORK CITY CORPORATION	Delaware
CABLEVISION SYSTEMS OF SOUTHERN	Connecticut
CABLEVISION SYSTEMS WESTCHESTER CORPORATION	New York
CABLEVISION VOIP, LLC	Delaware
CCG HOLDINGS, INC. doing business as	Delaware
Clearview Cinemas	Connecticut
Clearview Cinemas	New Jersey
Clearview Cinemas	New York
Clearview Cinemas	Pennsylvania
COMMUNICATIONS DEVELOPMENT CORPORATION	New York
CONTINENTAL ROAD LLC	Delaware
CORAM ROUTE 112 CORPORATION	Delaware
CSC ACQUISITION - MA, INC.	Delaware
CSC ACQUISITION - NY, INC.	New York
CSC ACQUISITION CORPORATION	Delaware
CSC AT HOME HOLDING CORPORATION	Delaware
CSC GATEWAY CORPORATION	Delaware
CSC INVESTMENTS INC.	Delaware
CSC LF HOLDINGS, LLC	Delaware
CSC METRO CINEMA LLC	Delaware
CSC OPTIMUM HOLDINGS, LLC	Delaware
CSC SAFE HOLDINGS, LLC	Delaware
CSC SPECTRUM HOLDINGS LLC	Delaware

CSC T HOLDINGS I, INC.	Delaware
CSC T HOLDINGS II, INC.	Delaware
CSC T HOLDINGS III, INC.	Delaware
CSC T HOLDINGS IV, INC.	Delaware
CSC TECHNOLOGY, INC.	Delaware
CSC TKR, INC. doing business as	Delaware
Cablevision of Morris	New Jersey
Cablevision of Hamilton	New Jersey
Cablevision of Raritan Valley	New Jersey
Cablevision of Elizabeth	New Jersey
CSC TRANSPORT II, INC.	Delaware
CSC TRANSPORT III, INC.	Delaware
CSC TRANSPORT IV, INC.	Delaware
CSC TRANSPORT V, INC.	Delaware
CSC TRANSPORT, INC.	Delaware
CSC VT, INC.	Vermont
DTV NORWICH LLC	Delaware
EPICS COMPANY LLC doing business as	Delaware
Epics HD Company	New York
EQUATOR HD COMPANY LLC	Delaware
FROWEIN ROAD CORPORATION	Delaware
FUSE HOLDINGS LLC	Delaware
FUSE NETWORKS LLC	New York
FUSE PROGRAMMING INC.	Delaware
GALLERY HD COMPANY LLC	Delaware
GAMEPLAY HD COMPANY LLC	Delaware
GARDEN PROGRAMMING, L.L.C.	Delaware
HD CINEMA 10 COMPANY LLC	Delaware
IFC CAFE LLC	Delaware
IFC ENTERTAINMENT LLC	Delaware
IFC FILMS LLC	Delaware
IFC IN THEATERS LLC	Delaware
IFC PRODUCTIONS I L.L.C.	Delaware
IFC PROGRAMMING, INC.	Delaware
IFC THEATRES CONCESSIONS LLC	Delaware
IFC THEATRES, LLC	Delaware
KNOLLWOOD DEVELOPMENT CORP.	Delaware
LAB HD COMPANY LLC	Delaware
LIFESKOOL COMPANY LLC	Delaware
LIFESKOOL HOLDINGS LLC	Delaware
LIFESKOOL PRODUCTIONS HOLDINGS LLC	Delaware
LIFESKOOL PRODUCTIONS I LLC	Delaware
LIFESKOOL PRODUCTIONS LLC	Delaware
LIGHTPATH VOIP, LLC	Delaware
MADISON SQUARE GARDEN CT, LLC	Delaware
MADISON SQUARE GARDEN, L.P.	Delaware
METRO CHANNEL HOLDINGS I, LLC	Delaware
METRO CHANNEL HOLDINGS II, LLC	Delaware
METRO CHANNEL PRODUCTIONS, LLC	Delaware
METRO CHANNEL, L.L.C.	Delaware
MONSTERS COMPANY LLC doing business as	Delaware
Monsters HD Company	New York
MSG AIRCRAFT LEASING, LLC	Delaware
MSG AVIATOR, LLC	Delaware

MSG BOXING, LLC	Delaware
MSG CHICAGO, LLC	Delaware
MSG EDEN CORPORATION	Delaware
MSG FLIGHT OPERATIONS, LLC	Delaware
MSG NATIONAL PROPERTIES LLC	Delaware
MSG TRAINING CENTER, LLC	Delaware
MSG WINTER PRODUCTIONS, LLC	Delaware
NEW YORK RANGERS ENTERPRISES COMPANY	Nova Scotia
NEWS 12 COMPANY doing business as	New York
News 12 Long Island	New York
NEWS 12 CONNECTICUT, INC.	New York
NEWS 12 HOLDING CORPORATION	New York
NEWS 12 II HOLDING CORPORATION	Delaware
NEWS 12 INTER, INC.	New York
NEWS 12 NETWORKS LLC	Delaware
NEWS 12 NEW JERSEY II, INC.	New York
NEWS 12 NEW JERSEY L.L.C.	Delaware
NEWS 12 NEW JERSEY, INC.	New York
NEWS 12 THE BRONX HOLDING CORPORATION	Delaware
NEWS 12 THE BRONX, L.L.C.	Delaware
NEWS 12 TRAFFIC AND WEATHER LLC	Delaware
NEWS 12 WESTCHESTER, INC.	New York
NEWSBYTES COMPANY LLC	Delaware
NORTHCOAST COMMUNICATIONS, L.L.C.	Delaware
PETRA CABLEVISION CORP.	New York
PRINCETON VIDEO IMAGE ISRAEL, LTD	Israel
PVI HOLDING, LLC	Delaware
PVI PHILIPPINES CORPORATION	Delaware
PVI VIRTUAL MEDIA SERVICES, LLC	Delaware
RADIO CITY NETWORKS HOLDINGS I, LLC	Delaware
RADIO CITY NETWORKS HOLDINGS II, LLC	Delaware
RADIO CITY NETWORKS LLC	Delaware
RADIO CITY PRODUCTIONS LLC	Delaware
RADIO CITY TRADEMARKS, LLC	Delaware
RAINBOW ADVERTISING HOLDINGS LLC	Delaware
RAINBOW ADVERTISING SALES CORPORATION	Delaware
RAINBOW CINEMAS LLC	Delaware
RAINBOW DBS COMPANY LLC doing business as	Delaware
Voom	Delaware
Voom	New York
Voom	South Dakota
RAINBOW DBS HOLDINGS, INC.	New York
RAINBOW FILM HOLDINGS LLC	Delaware
RAINBOW GARDEN CORP.	Delaware
RAINBOW MEDIA ENTERPRISES, INC.	Delaware
RAINBOW MEDIA HOLDINGS LLC	Delaware
RAINBOW MVDDS COMPANY LLC	Delaware
RAINBOW NATIONAL SERVICES LLC	Delaware
RAINBOW NATIONAL SPORTS HOLDINGS LLC	Delaware
RAINBOW NETWORK COMMUNICATIONS	New York
RAINBOW PROGRAMMING HOLDINGS LLC	Delaware
RAINBOW REGIONAL HOLDINGS LLC	Delaware
RAINBOW REGIONAL HOLDINGS SUB LLC	Delaware

RAINBOW TRAVEL, INC.	New York
RAVE COMPANY LLC	Delaware
REGIONAL CHICAGO HOLDINGS II LLC	Delaware
REGIONAL CHICAGO HOLDINGS, L.L.C.	Delaware
REGIONAL MSG HOLDINGS LLC	Delaware
REGIONAL PROGRAMMING PARTNERS	New York
REVOLUTION COMPANY, L.L.C.	Delaware
RMH GE HOLDINGS I, INC.	Delaware
RMH GE HOLDINGS II, INC.	Delaware
RMH GE HOLDINGS III, INC.	Delaware
RNC HOLDING CORPORATION	Delaware
RNC II HOLDING CORPORATION	Delaware
RNS CO-ISSUER CORPORATION	Delaware
RRH I, LLC	Delaware
RRH II, LLC	Delaware
RUSH HD COMPANY LLC	Delaware
SAMSON CABLEVISION CORP.	New York
SPORTS ON DEMAND LLC doing business as	Delaware
Sportskool	Delaware
Sportskool	New York
SPORTSCHANNEL ASSOCIATES doing business as	New York
Fox Sports Net New York	New York
SUFFOLK CABLE CORPORATION	New York
SUFFOLK CABLE OF SHELTER ISLAND, INC.	New York
SUFFOLK CABLE OF SMITHTOWN, INC.	New York
TELERAMA, INC.	Ohio
THE 31ST STREET COMPANY, L.L.C	Delaware
THE INDEPENDENT FILM CHANNEL LLC doing business as	Delaware
IFC	Delaware
IFC	New York
IFC	Texas
IFC	California
IFC	Illinois
THE NEW YORK INTERCONNECT L.L.C.	Delaware
TREASURE HD COMPANY LLC	Delaware
U.S. CABLE TELEVISION GROUP, L.P.	Delaware
ULTRA HD COMPANY LLC	Delaware
VOOM HD HOLDINGS LLC	Delaware
WE: WOMEN’S ENTERTAINMENT LLC	Delaware
WE: WOMEN’S ENTERTAINMENT PRODUCTIONS, INC.	Delaware
WORLD PICKS LLC	Delaware
WORLD SPORT COMPANY LLC	Delaware
WSN, LLC	Delaware